UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2006

STONEMOR PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50910	80-0103159
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

155 Rittenhouse Circle

Bristol, PA 19007

(Address of principal executive offices/Zip Code)

(215) 826-2800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.

Asset Purchase and Sale Agreements

On September 28, 2006, StoneMor Operating LLC, a Delaware limited liability company (the “Operating LLC”) and a wholly-owned subsidiary of StoneMor Partners L.P., a Delaware limited partnership (the “Company”), joined by certain of its direct and indirect subsidiary entities (collectively, the “Buyer”), entered into the Asset Purchase and Sale Agreement (the “ SCI Purchase Agreement”), attached hereto as Exhibit 10.1, with SCI Funeral Services, Inc., an Iowa corporation (“SCI”), joined by certain of its direct and indirect subsidiary entities (collectively, the “SCI Group”).

On September 28, 2006, the Operating LLC, joined by StoneMor Michigan LLC, a Michigan limited liability company and a wholly-owned subsidiary of the Operating LLC, and StoneMor Michigan Subsidiary LLC, a Michigan limited liability company and a wholly-owned subsidiary of Cornerstone Family Services of West Virginia, Inc. (collectively, “StoneMor Michigan Buyer”), SCI, together with SCI Michigan Funeral Services, Inc., a Michigan corporation (collectively, “SCI Michigan”), and Hawes, Inc., a Michigan corporation (“Hawes”), entered into the Asset Purchase and Sale Agreement, attached hereto as Exhibit 10.2 (the “Hawes Purchase Agreement”). On September 28, 2006, StoneMor Michigan Buyer and SCI Michigan also entered into the Asset Purchase and Sale Agreement, attached hereto as Exhibit 10.3 (the “Hillcrest Purchase Agreement, and, together with the SCI Purchase Agreement and the Hawes Purchase Agreement, the “Purchase Agreements”), with Hillcrest Memorial Company, a Delaware corporation (“Hillcrest”).

Pursuant to the SCI Purchase Agreement, the Buyer acquired from the SCI Group 18 cemeteries, 14 funeral homes and 3 crematories (collectively, the “SCI Properties”), including certain related assets (together with the SCI Properties, the “SCI Acquired Assets”) and certain related liabilities (the “SCI Assumed Liabilities” and, together with the SCI Acquired Assets, the “SCI Business”). The SCI Properties that comprise the SCI Business are located in Alabama (5 cemeteries and 3 funeral homes), Colorado (2 cemeteries), Illinois (1 cemetery), Kansas (2 cemeteries, 1 funeral home and 1 crematory), Kentucky (1 cemetery), Missouri (1 cemetery), Oregon (5 cemeteries, 6 funeral homes and 2 crematories), Washington (1 cemetery and 2 funeral homes), and West Virginia (2 funeral homes).

Pursuant to the Hawes Purchase Agreement, StoneMor Michigan Buyer acquired from Hawes a cemetery located in Michigan (the “Hawes Property”), including certain related assets (together with the Hawes Property, the “Hawes Acquired Assets”) and certain related liabilities (the “Hawes Assumed Liabilities” and, together with the Hawes Acquired Assets, the “Hawes Business”).

Pursuant to the Hillcrest Purchase Agreement, StoneMor Michigan Buyer acquired from Hillcrest two cemeteries located in Michigan (collectively, the “Hillcrest Properties”), including certain related assets (together with the Hillcrest Properties, the “Hillcrest Acquired Assets”) and certain related liabilities (the “Hillcrest Assumed Liabilities” and, together with the Hillcrest Acquired Assets, the “Hillcrest Business”).

On September 28, 2006, the Buyer, in consideration for the transfer and delivery to it of the SCI Acquired Assets and in addition to the assumption of the SCI Assumed Liabilities, paid to the SCI Group the sum of $10,390,000 (the “SCI Closing Purchase Price”) as follows: (i) the sum of $4,515,000 in cash and (ii) 275,046 common units (the “Common Units”) representing limited partner interests in the Company equal in value to $5,875,000, in the aggregate. The Common Units were issued to SCI New Mexico, as defined below.

On September 28, 2006, StoneMor Michigan Buyer: (i) in consideration for the transfer and delivery to it of the Hawes Acquired Assets and in addition to the assumption of the Hawes Assumed Liabilities, paid to Hawes the sum of $446,000 in cash (the “Hawes Closing Purchase Price”); and (ii) in consideration for the transfer and delivery to it of the Hillcrest Acquired Assets and in addition to the assumption of the Hillcrest Assumed Liabilities, paid to Hillcrest the sum of $914,000 in cash (the “Hillcrest Closing Purchase Price”).

The SCI Closing Purchase Price, the Hawes Closing Purchase Price and the Hillcrest Closing Purchase Price can be increased or decreased post-closing for accounts receivable, merchandise trust amounts and endowment care trust amounts above or below agreed levels, as provided in the SCI Purchase Agreement, the Hawes Purchase Agreement and the Hillcrest Purchase Agreement, respectively.

The SCI Closing Purchase Price can be also increased by certain amounts which may become payable pursuant to the Registration Rights Agreement as defined and described below.

The Purchase Agreements also include various representations, warranties and covenants which are customary for transactions of this nature.

The foregoing brief summary of the Purchase Agreements is not intended to be complete and is qualified in its entirety by reference to the Purchase Agreements, attached as Exhibits 10.1 - 10.3 to this Current Report on Form 8-K (the “Form 8-K”).

Registration Rights Agreement

In connection with the SCI Purchase Agreement, on September 28, 2006, SCI New Mexico Funeral Services, Inc., a New Mexico corporation (“SCI New Mexico”), and the Company acting through its general partner, StoneMor GP LLC, a Delaware limited liability company (the “General Partner”), entered into the Registration Rights Agreement (the “Registration Rights Agreement”), attached hereto as Exhibit 10.4.

Subject to certain exceptions described in the Registration Rights Agreement, on July 1, 2007 (the “Proposed Filing Date”), the Company (i) is obligated to file a registration statement on Form S-3 (“Form S-3”) under the Securities Act of 1933, as amended (the “Securities Act”), with the Securities and Exchange Commission (the “SEC”) with respect to the resale of 275,046 Common Units and any common units issued by the Company as a stock dividend or other distribution with respect to the Common Units (collectively, the “Registrable Securities”) and (ii) will use reasonable efforts to have the SEC declare such Form S-3 effective. If on the Proposed Filing Date the Company is not eligible to file a Form S-3, the Company will, as soon as practicable thereafter, file a registration statement on such other form that is then available to the Company with respect to the Registrable Securities (collectively, the “Registration Statement”) and will use reasonable efforts to have the SEC declare the Registration Statement effective.

Commencing as of January 1, 2007, the Company will guarantee a minimum cash distribution return on the Registrable Securities of 9% per annum, based upon the $5,875,000 valuation set forth in the SCI Purchase Agreement. The Company will make such guaranteed payment monthly beginning thirty days after January 1, 2007 and until the Registration Statement is declared effective by the SEC.

Subject to certain conditions described in the Registration Rights Agreement, the Company will pay in cash, as additional purchase price under the SCI Purchase Agreement, any excess of the product of the percentage of the Registrable Securities that are sold during ninety consecutive trading days after the effective date of the Registration Statement (the “90-Day Period”) multiplied by $5,875,000 over the sum of the following: (i) the actual aggregate gross sale proceeds received for the Registrable Securities which are sold during the 90-Day Period or, if the offering of the Registrable Securities is underwritten, the price paid for the Registrable Securities by the underwriter; plus (ii) all cash dividends or other distributions issued by the Company with respect to the Registrable Securities which are sold during the 90-Day Period, including any guaranteed minimum payments described above.

The Registration Rights Agreement also includes various representations, warranties and covenants which are customary for a transaction of this nature.

The foregoing brief summary of the Registration Rights Agreement is not intended to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, attached as Exhibit 10.4 to the Form 8-K.

Second Amendment to Credit Agreement

On September 28, 2006, the General Partner, the Company, the Operating LLC and the subsidiaries of the Operating LLC set forth on the signature page (together with the Operating LLC, the “Borrowers” and together with the General Partner and the Company, the credit parties), entered into the Second Amendment to Credit Agreement (the “Second Amendment”), attached hereto as Exhibit 10.5, with Sovereign Bank and Commerce Bank, N.A. (collectively, the “Lenders”) and Bank of America, N.A., as Administrative Agent for the benefit of the Lenders, as Collateral Agent for the benefit of the Lenders and other Secured Creditors, as Swingline Lender and as Letter of Credit Issuer.

The Company previously reported that it had entered into the Credit Agreement on September 20, 2004, as amended (the “Credit Agreement”), pursuant to which the Lenders extended to the Borrowers (i) a revolving credit facility in the maximum aggregate principal amount of $12,500,000, and (ii) an acquisition line in the maximum aggregate principal amount of $22,500,000.

Pursuant to the Second Amendment, the Lenders extended the maturity date of both facilities under the Credit Agreement to September 20, 2009.

The Second Amendment also includes various representations, warranties and acknowledgments which are customary for a transaction of this nature.

The foregoing brief summary of the Second Amendment is not intended to be complete and is qualified in its entirety by reference to the Second Amendment, attached as Exhibit 10.5 to the Form 8-K.

ITEM 2.01 Completion of Acquisition or Disposition of Assets.

On September 28, 2006, the Company completed the acquisition of the SCI Business, the Hawes Business and the Hillcrest Business pursuant to the Purchase Agreements described in Item 1.01 above.

Any financial statements and pro forma financial information that may be required to be filed as exhibits to this Form 8-K will be filed by amendment to this Form 8-K as soon as practicable, but not later than 71 calendar days after the date that this Form 8-K must be filed with the SEC.

ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 28, 2006, in connection with the Purchase Agreements described in Item 1.01 above, the Company borrowed $9.0 million at the interest rate of 8.87% from the acquisition line under the Credit Agreement to pay the Hawes Closing Purchase Price, the Hillcrest Closing Purchase Price, the cash portion of the SCI Closing Purchase Price and certain closing costs. The terms of the Credit Agreement, including, but not limited to, the terms of the acquisition line, are described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 filed with the SEC on May 15, 2006, which description is incorporated herein by reference.

ITEM 3.02 Unregistered Sales of Equity Securities.

Pursuant to the SCI Purchase Agreement, on September 28, 2006, the Company issued, as part of the consideration for the SCI Acquired Assets, 275,046 Common Units equal in value to $5,875,000, in the aggregate, based on the closing price per Common Unit on The NASDAQ Global Market for the second business day immediately preceding September 28, 2006.

See Item 1.01 above for a brief summary of the SCI Purchase Agreement, pursuant to which the Company acquired the SCI Acquired Assets. The Company offered and sold the Common Units to SCI New Mexico in reliance on the exemption from registration under Section 4(2) of the Securities Act based upon a determination that the Common Units will be issued to a sophisticated investor who could fend for itself and who had access to, and was provided with, information that would otherwise be contained in a registration statement and there was no general solicitation.

ITEM 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Any financial statements that may be required to be filed as an exhibit to this Form 8-K will be filed by amendment to this Form 8-K as soon as practicable, but not later than 71 calendar days after the date that this Form 8-K must be filed with the SEC.

(b) Pro forma financial information.

Any pro forma financial information that may be required to be filed as an exhibit to this Form 8-K will be filed by amendment to this Form 8-K as soon as practicable, but not later than 71 calendar days after the date that this Form 8-K must be filed with the SEC.

(c) Shell company transactions.

None.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
10.1	Asset Purchase and Sale Agreement, dated September 28, 2006, by and among StoneMor Operating LLC, joined by its direct and indirect subsidiary entities listed in Exhibit A to the Asset Purchase and Sale Agreement, and SCI Funeral Services, Inc., joined by its direct and indirect subsidiary entities listed in Exhibit B to the Asset Purchase and Sale Agreement.

10.2	Asset Purchase and Sale Agreement, dated September 28, 2006, by and among StoneMor Operating LLC, joined by StoneMor Michigan LLC and StoneMor Michigan Subsidiary LLC, and SCI Funeral Services, Inc., SCI Michigan Funeral Services, Inc. and Hawes, Inc.

10.3	Asset Purchase and Sale Agreement, dated September 28, 2006, by and among StoneMor Operating LLC, joined by StoneMor Michigan LLC and StoneMor Michigan Subsidiary LLC, and SCI Funeral Services, Inc., and SCI Michigan Funeral Services, Inc. and Hillcrest Memorial Company.

10.4	Registration Rights Agreement, dated as of September 28, 2006, by and between StoneMor Partners L.P. acting by its General Partner, StoneMor GP LLC, and SCI New Mexico Funeral Services, Inc.

10.5	Second Amendment to Credit Agreement, dated September 28, 2006, by and among StoneMor GP LLC, StoneMor Partners L.P., StoneMor Operating LLC and its subsidiaries set forth on the signature page to the Second Amendment to the Credit Agreement, the Lenders party to the Second Amendment to the Credit Agreement and Bank of America, N.A., as Administrative Agent for the benefit of the Lenders, as Collateral Agent for the benefit of the Lenders and other Secured Creditors, as Swingline Lender and as Letter of Credit Issuer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 4, 2006	STONEMOR PARTNERS L.P.

	By:	StoneMor GP LLC, its general partner

		By:	/s/ William R. Shane
		Name:	William R. Shane
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Asset Purchase and Sale Agreement, dated September 28, 2006, by and among StoneMor Operating LLC, joined by its direct and indirect subsidiary entities listed in Exhibit A to the Asset Purchase and Sale Agreement, and SCI Funeral Services, Inc., joined by its direct and indirect subsidiary entities listed in Exhibit B to the Asset Purchase and Sale Agreement.

10.2	Asset Purchase and Sale Agreement, dated September 28, 2006, by and among StoneMor Operating LLC, joined by StoneMor Michigan LLC and StoneMor Michigan Subsidiary LLC, and SCI Funeral Services, Inc., SCI Michigan Funeral Services, Inc. and Hawes, Inc.

10.3	Asset Purchase and Sale Agreement, dated September 28, 2006, by and among StoneMor Operating LLC, joined by StoneMor Michigan LLC and StoneMor Michigan Subsidiary LLC, and SCI Funeral Services, Inc., and SCI Michigan Funeral Services, Inc. and Hillcrest Memorial Company.

10.4	Registration Rights Agreement, dated as of September 28, 2006, by and between StoneMor Partners L.P. acting by its General Partner, StoneMor GP LLC, and SCI New Mexico Funeral Services, Inc.

10.5	Second Amendment to Credit Agreement, dated September 28, 2006, by and among StoneMor GP LLC, StoneMor Partners L.P., StoneMor Operating LLC and its subsidiaries set forth on the signature page to the Second Amendment to the Credit Agreement, the Lenders party to the Second Amendment to the Credit Agreement and Bank of America, N.A., as Administrative Agent for the benefit of the Lenders, as Collateral Agent for the benefit of the Lenders and other Secured Creditors, as Swingline Lender and as Letter of Credit Issuer.